Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: September 27, 2004
For Collection Period: August 2004
For Determination Date: September 15, 2004

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE

(A) Original Principal Balance	24,300,000.00	62,525,000.00	40,650,000.00	65,812,508.00	7,315	193,287,508.00	193,287,508.00
(B) Beginning Balance	0.00	18,107,728.03	40,650,000.00	65,812,508.00	5,440	124,570,236.03	124,570,236.03
(C) Collections (Regular Payments)	0.00	1,788,469.62	0.00	0.00	N/A	1,788,469.62	1,788,469.62
(D) Withdrawal from Payahead (Principal)	0.00	294.06	0.00	0.00	N/A	294.06	294.06
(E) Collections (Principal Payoffs)	0.00	2,835,001.05	0.00	0.00	142	2,835,001.05	2,835,001.05
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	226,515.67	0.00	0.00	10	226,515.67	226,515.67
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	0.00	0.00	N/A	0.00	0.00
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00
(I) Ending Balance	0.00	13,257,447.63	40,650,000.00	65,812,508.00	5,288	119,719,955.63	119,719,955.63

(J) Certificate Factor	0.000000%	21.203435%	100.000000%	100.000000%	72.289815%	61.938796%	61.938796%

Notional Principal Balance: Class I
(K) Beginning							89,540,624.00
(L) Reduction							4,595,353.00
(M) Ending							84,945,271.00

Notional Principal Balance: Companion Component (N) Beginning							35,029,612.03
(O) Reduction							254,927.40
(P) Ending							34,774,684.63

B. CASH FLOW RECONCILIATION							TOTALS

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							5,515,144.94
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							7,118.62
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							294.06
2) allocable to interest							0.00
(D) ADVANCES							3,580.33
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							126,179.37
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00

TOTAL COLLECTIONS							5,652,317.32

C. TRUSTEE DISTRIBUTION							TOTAL

(A) TOTAL CASH FLOW							5,652,317.32
(B) DEPOSIT TO PAYAHEAD							0.00
(C) Indenture Trustee Fee (not to exceed $20,000)							1,833.33 *
(D) UNRECOVERED INTEREST ADVANCES							1,324.87
(E) SERVICING FEE (DUE AND UNPAID)							103,808.53
(F) Standby Servicing Fee (not to exceed $50,000)							4,671.38
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							25,803.51
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							82,316.25
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							188,662.52
(L) Interest to “I” Certificate Holders, including Overdue							108,194.92
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							4,850,280.40
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							34,918.32
® Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additional Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							0.00
(W) EXCESS YIELD							250,503.29

BALANCE							0.00

D. SPREAD ACCOUNT							SPREAD

(A) BEGINNING BALANCE							5,985,981.18
(B) ADDITIONS TO SPREAD AMOUNT							250,503.29
(C) INTEREST EARNED							6,218.36
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							187,355.94
(H) ENDING BALANCE							6,055,346.89

(I) REQUIRED BALANCE							5,798,625.24
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							256,721.65

E. CURRENT RECEIVABLES DELINQUENCY		NUMBER	BALANCE

# PAYMENT DELINQUENCY
(A) 31-60		14	352,108.67
(B) 61-90		6	131,839.64
(C) TOTAL		20	483,948.31

(D) 90+ days		1	26,828.64

F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		7	175,465.61
(B) AGGREGATE REPOSSESSIONS		97	2,464,344.47
(C) UNLIQUIDATED REPOSSESSIONS		10	233,603.62

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE			5,199.22
(B) DEPOSIT			0.00
(C) WITHDRAWAL			294.06
(D) ENDING BALANCE			4,905.16

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)

MONTH	DELINQUENT MONTH BALANCE	POOL BALANCE	DELINQUENCY %

(A) CURRENT	483,948.31	119,719,955.63	0.4042%
(B) 1ST PREVIOUS	239,403.19	124,570,236.03	0.1922%
(C) 2ND PREVIOUS	237,102.55	129,539,356.28	0.2168%
(D) THREE MONTH ROLLING AVERAGE	320,151.35	124,609,849.31	0.2711%

I. CUMULATIVE DEFAULT RATE	MONTH BALANCE	ORIGINAL POOL BALANCE	Default Rate %

(A) Defaulted Receivables (Current Period)	175,465.61
(B) Cumulative Defaulted Receivables (Prior Month)	2,543,811.60
(C) Cumulative Defaulted Receivables (Current Month)	2,719,277.21	193,287,508.00	1.41%

J. CUMULATIVE NET LOSS RATE	MONTH BALANCE	ORIGINAL POOL BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	226,515.67
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	126,179.37
(E) Prior Period Adjustment	—
(F) Net Losses current period	100,336.30
(G) Prior Period cumulative net losses	1,429,865.53
(H) Cumulative Net Losses (current period)	1,530,201.83	193,287,508.00	0.79%

(I) Total Defaults	175,465.61
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	87,732.81

(K) Cumulative net losses including 50% of defaults	1,617,934.64	193,287,508.00	0.84%

K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	418,130.78	119,719,955.63	0.35%

L. LOCKBOX TEST		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		2,776,872.29	4,883
(B) Total Payments (Current Month)		5,641,324.31	5,449
(C) Lockbox Payment Percentage			89.61%

M. FINANCIAL COVENANTS

(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			21,889
(C) Monthly BVAC net worth (at least $20MM)			63,328

N. WAC-Weighted Average Coupon			8.6215%
O. WAM-Weighted Average Maturity			63.31

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		VP, Controller
Bay View Acceptance Corp		Bay View Acceptance Corp

*	Revised in order to include the Indenture Trustee Fee of $1,833.33 in the waterfall, which resulted to the adjustments in the Spread account.